Net (Loss)/Income Per Share	12 Months Ended
Dec. 31, 2012
Net (Loss)/Income Per Share
Net (Loss)/Income Per Share

17.       Net (Loss)/Income Per Share

Basic and diluted net (loss)/income per share for each of the years presented are calculated as follows:

	For the year ended December 31,
	2010	2011	2012
	RMB	RMB	RMB

Numerator:
Net income attribute to Jiayuan.com International Ltd.	16,717	37,243	58,937
Accretion of Series A Preferred Shares	(8,690)	(3,222)	—
Income allocated to participating preferred shareholders	(16,717)	(12,681)	—
Numerator for basic and diluted net (loss)/income per share	(8,690)	21,340	58,937

Denominator:
Weighted average number of ordinary shares outstanding—basic	27,272,727	39,647,790	46,297,314
Dilutive effect of share options	—	2,737,043	1,445,784
Weighted average number of ordinary shares outstanding—diluted	27,272,727	42,384,833	47,743,098
Basic net (loss)/income per share	(0.32)	0.54	1.27
Diluted net (loss)/income per share	(0.32)	0.50	1.23

Net income attributable to Jiayuan.com International Ltd. for the year ended December 31, 2010 and 2011 has been allocated to the ordinary shares and preferred shares based on their respective rights to shares in dividends.

As of December 31, 2012, 421,358 ordinary shares were issued to a depository and the Company allowed the depository to issue ADS upon the exercise of options granted pursuant to the Plan. These shares were not issued to any option holders. Accordingly, the Group did not include these 421,358 ordinary shares in the calculation of basic and diluted net income per share for the year ended December 31, 2012 as these shares are not considered outstanding for net income per share calculation purposes.

The potential dilutive Series A Preferred Shares and share options were excluded from the calculation of diluted net loss per share for the year ended December 31, 2010 as their inclusion would be anti-dilutive.